Exhibit 10.2

SECURED TERM PROMISSORY NOTE

$7,500,000	Advance Date: October 30, 2012

Maturity Date: November 1, 2015

FOR VALUE RECEIVED, Identive Group, Inc., a Delaware corporation, for itself and each of its Domestic Subsidiaries party to the Loan Agreement (defined below) (collectively, “Borrower”) hereby promises to pay to the order of Hercules Technology Growth Capital, Inc., a Maryland corporation or the holder of this Secured Term Promissory Note (the “Lender”) at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) or such other principal amount as Lender has advanced to Borrower, together with interest at the rate specified in the Loan Agreement (defined below).

This Promissory Note is the Term Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated October 30, 2012, by and among Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note has been negotiated and delivered to Lender and is payable in the State of California. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

(SIGNATURE TO FOLLOW)

BORROWER:

IDENTIVE GROUP, INC.

By:	/s/ David Wear
Title:	CFO

HIRSCH ELECTRONICS LLC

By:	/s/ David Wear
Title:	CFO

ROCKWEST TECHNOLOGY GROUP, INC.

By:	/s/ David Wear
Title:	CFO

ACiG TECHNOLOGY CORP.

By:	/s/ David Wear
Title:	CFO

idONDEMAND, INC.

By:	/s/ David Wear
Title:	CFO

[Signature page to Secured Term Promissory Note]